                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  MARCH 6, 2001

                                TECO ENERGY, INC.

             (Exact name of registrant as specified in its charter)



           FLORIDA                     1-8180                 59-2052286
(State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                 Number)            Identification No.)




                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602

              (Address of principal executive offices and zip code)


                                 (813) 228-4111

              (Registrant's telephone number, including area code)

ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-50808), which Registration Statement was declared effective by the Commission on December 7, 2000, TECO Energy, Inc. is filing an Underwriting Agreement dated March 6, 2001 between TECO Energy, Inc. and Credit Suisse First Boston Corporation, as representative of the several underwriters named therein, as Exhibit 1.2 to such Registration Statement and an opinion of Palmer & Dodge LLP counsel to TECO Energy, Inc., regarding the validity of certain shares of the Company's common stock, $1.00 par value per share, to be sold by TECO Energy, Inc. pursuant to such Underwriting Agreement as Exhibit 5.9 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.2 Underwriting Agreement dated March 6, 2001 between TECO Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.

                  5.9      Opinion of Palmer & Dodge LLP. Filed herewith.

                  23.1 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  6, 2001          TECO ENERGY, INC.


                               By: /s/ G. L. Gillette
                                  ----------------------------------------------
                                  G. L. Gillette
                                  Vice President -- Finance and Chief Financial
                                   Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

1.2 Underwriting Agreement dated March 6, 2001 between TECO Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.

5.9           Opinion of Palmer & Dodge LLP.  Filed herewith.

23.1 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith.)